Grossman's Inc. Consolidated
Balance Sheet
November 22, 1997

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                12/22/97                               Oct.                Nov.
                                          ---------------------------------------
Cash                                               ($2,492)            ($3,535)
Inventory                                            52,426              54,578
Accounts Receivable
 Trade                                                3,792               4,038
 Allowance                                          (2,080)             (1,962)
                                          ---------------------------------------
  Trade, net                                          1,712               2,076

 Charge Plan Receivable                               1,207               1,154
 Other                                                  702                 583
                                          ---------------------------------------
  Total Accounts Receivable                           3,621               3,813

 Property Held for Sale                               3,491               3,491
 Prepaid Inventory                                    8,107               8,079
 Prepaid Other                                        2,299               1,859

                                          ---------------------------------------
 Total Current                                       67,452              68,285
                                          ---------------------------------------

Fixed Capital
Gross Beginning                                      34,215              34,243
 Additions                                               28                   8
 Deletions/Transfers                                                       (53)
                                          ---------------------------------------
 Gross PP&E                                          34,243              34,198
 Accum Depre                                         11,889              12,062
                                          ---------------------------------------
  PP&E, net                                          22,354              22,136

Capitalized Interest
  Gross Beginning                                       772                 772
  Additions
  Deletions/Transfers
                                          ---------------------------------------
  Gross PP&E                                            772                 772
  Accum Depre                                           180                 182
                                          ---------------------------------------
   Capital Interest, net                                592                 590

Capitalized Leases
  Gross Beginning                                     7,062               7,062
  Additions
  Deletions/Transfers
                                          ---------------------------------------
  Gross PP&E                                          7,062               7,062
  Accum Depre                                         6,294               6,356
                                          ---------------------------------------
   Capital Interest, net                                768                 706

Other Assets



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  Prepaid Pension Asset                               9,666               9,650
  Tool Rental Inventory, net                          2,339               2,382
  L-T Notes
  Other Assets                                          654                 662
                                          ---------------------------------------
   Total Other Assets                                12,659              12,694

                                          ---------------------------------------
Total Assets                                       $103,825            $104,411
                                          =======================================

Liabilities
  Current
  Accounts Payable - Pre                            $40,811             $40,811
  Accounts Payable - Post                             1,113               2,508
  Expense Payble                                      1,222                (33)
                                          ---------------------------------------
   Total Accounts Payable                            43,146              43,286
  Accruals
   Payroll                                            2,671               2,701
   Taxes                                              4,466               3,451
   Interest                                             310                 302
   Other                                              9,572              10,290
   Store Closing Reserve                              5,168               4,447
                                          ---------------------------------------
    Total Accruals                                   22,187              21,191
Current Debt
   Capital Leases                                       450                 385
   Mortgages
   Jeld-Wen, Inc. Financing                           1,713               1,728
   Jeld-Wen, Inc. Revolver                           35,847              38,806
   Notes Payable
                                          ---------------------------------------
    Total Current Debt                               38,010              40,919

                                          ---------------------------------------
Total Current Liabilities                           103,343             105,396
                                          ---------------------------------------

Long-Term Debt
   Capital Leases                                       638                 580
   Mortgages
   Notes Payable                                      5,027               5,027
   Jeld-Wen, Inc. Financing                           1,713               1,728
   Jeld-Wen, Inc. Revolver                           35,847              38,806
   Congress Revolver
   Less Current Portion                            (38,010)            (40,919)
   Store Closing Reserve                                768                 768
   Other L-T Liabilities                              8,431               8,429
                                          ---------------------------------------
    Total Long-Term Liabilities                      14,414              14,419

                                          ---------------------------------------
Total Liabilities                                   117,757             119,815
                                          ---------------------------------------

Equity
  Prior Retained Earnings                         (145,414)           (145,414)



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  Foregiveness of Debt
  Parent Company Investment
  Common Stock                                          281                 281
  Paid in Capital                                   157,992             157,992
  Current Retained Earnings                        (26,791)            (28,263)
                                          ---------------------------------------
   Total Equity                                    (13,932)            (15,404)

                                          ---------------------------------------
Total Liabilities & Equity                         $103,825            $104,411
                                          =======================================
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